Proxy Statement Pursuant to Section 14(a) of the
                             Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                DAG Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

                                DEFINITIVE PROXY

                                 DAG MEDIA, INC.

  Notice of Annual Meeting of Stockholders to be held on Tuesday, July 18, 2000

                               ------------------

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at Harry's at Hanover, 1 Hanover Square, New York, New York, on Tuesday, July 18, 2000 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of seven (7) Directors.

            2. A proposed amendment to the Company's Stock Option Plan to increase by 145,000 shares the maximum number of shares issuable thereunder.

            3. Confirmation of the appointment of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2000.

            4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on June 14, 2000 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                          By order of the Board of Directors


                                          Assaf Ran
                                          President

Kew Gardens, New York
June 19, 2000
--------------------------------------------------------------------------------
IMPORTANT:    Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

              We shall appreciate your giving this matter your prompt attention.

                                 DAG MEDIA, INC.

                               -------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                            to be Held July 18, 2000

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by DAG Media Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at Harry's at Hanover, 1 Hanover Square, New York, New York, on July 18, 2000 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 19, 2000.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, June 14, 2000, there were outstanding 2,907,460 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors is by the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all five nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on March 17, 2000 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

                                     Shares Beneficially
      Name of Beneficial Owner             Owned(1)              % of Class

      Assaf Ran
      C/o DAG Media, Inc.
      125-10 Queens Boulevard
      Kew Gardens, New York
      11415                             1,413,095                 48.650%

      Divir Langer
      66 Overlook Terrace
      New York, New York 10090            148,809                   5.12%

      All Directors and
        Officers as a group
        (6 persons)                     1,476,357                  50.47%

--------------------
(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 2,907,460 shares outstanding on March 17, 2000.

                              ELECTION OF DIRECTORS

      Seven directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the seven nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

      The nominees for election and certain information about them are shown in the following table:

                                                          Shares
                                                       Beneficially      Percent
                                                          Owned on          Of
Nominees for Election                                March 17, 2000(1)    Class
                                                     -----------------    -----

Assaf Ran, 34, has been Chief Executive Officer
and President since our inception in 1989. In 1987
Mr. Ran founded Dapey Assaf Maagarei Mechirim,
Ltd., a publishing company in Israel, and is a
member of its board of directors.                        1,413,095     48.60%

Michael J. Jackson, 35, has been Corporate
Controller since August 1999 and Chief Accounting
Officer since May 2000 of AGENCY.COM, a global
internet professional services company. From
December 1988 to August 1999, Mr. Jackson worked
in public accounting, planning coordinating,
staffing and budgeting audit engagements. From
January, 1997 to August, 1999 Mr. Jackson was
manager with Arthur Andersen, LLP. Mr. Jackson
served on the New York State Society Auditing
Standards and Procedures Committee from 1998 to
1999 and is currently serving on the New York
State Society's SEC Committee.                                  --          *

Orna Kirsh, 29, Chief Financial Officer since July
1999 and a member of the board of directors since
September 1999. Ms. Kirsh is a New York licensed
CPA and formerly worked for Arthur Andersen LLP,
the Company's auditors. Ms. Kirsh received her BS
in accounting in May 1992 from the NYU Stern
School of Business.                                             --           *

Phillip Michals, 30, has been a member of the
board of directors since March 1999. He is the
founder and, since August 1996, the president of
Up-Tick Trading, a consulting company to
investment banking firms. Since July 1994, he has
also been a principal and a vice president of
Michals and Stockmen Consulting Inc., a management
consulting firm. Mr. Michals received a BS degree
in human resources from the University of Delaware
in May 1992.                                                 7,000          *

                                                          Shares
                                                       Beneficially      Percent
                                                          Owned on          Of
Nominees for Election                                March 17, 2000(1)    Class
                                                     -----------------    -----


Eran Goldshmid, 33, has been a member of the board
of directors since March 1999. Since December
1998, he has been the general manager of the
Carmiel Shopping Center in Carmiel, Israel. From
April 1995 through December 1998, he was head of
marketing at Environmental Engineering & Design
Company, Ltd., Tel Aviv, Israel. From February
1993 through April 1995, he was head of a sales
office for Yedioth Aharonath, an Israeli daily
newspaper. Mr. Goldshmid received certification as
a financial consultant in February 1993 from the
School for Investment Consultants, Tel Aviv,
Israel, and a BA in business administration from
the University of Humberside, England in December
1998.                                                      7,000           *

Stephen A. Zelnick, 62, has been a partner in the
law firm Morse Zelnick Rose & Lander LLP since its
inception in August 1995.                                 10,000           *

Gury Barlev, 32, was a full time student from 1997 through 1999. From February, 1996 to December,
1996 he was sales manager at the New Jersey Dappey
Assaf yellow pages and from November, 1995 to January 1996 he was a sales representative in Dappey Assaf yellow pages.

-----------------
*     Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

Board of Directors and Committees

      The Board held two meetings, the Audit Committee, and the Compensation Committee did not hold any meetings during fiscal 1999. The Audit Committee was comprised of Messrs. Yoram Evan, Phillip Michals and Eran Goldshmid during 1999. Mr. Evan is not standing for reelection as a director. The Compensation Committee was comprised of Messrs. Yoram Evan, Phillip Michaels and Eran Goldshmid. There is no nominating committee. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees.

      The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of all of the officers of the Company, reviews general policy maters relating to compensation and benefits of Employees of the Company, and administers the stock option plan and authorizes the issuance of stock options to the Company's officers, employees, directors and consultants. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

      The Board recommends a vote FOR the election of each of the nominees.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1999 and 1998 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 1999 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                     Long-Term Compensation
                                                  -----------------------------
                                      Annual
                                   Compensation       Awards         Payouts
                                 ---------------  ---------------  ------------
                                                   Common Stock
                                                    Underlying      All Other
     Name and                       Salary           Options       Compensation
Principal Position    Year            ($)              (#)             ($)
------------------   -------     ---------------  ---------------  ------------

Assaf Ran
  Chief Executive
   Officer and        1999           $62,500            --             --
   President          1998           $25,000            --

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, five-year options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They receive no cash compensation.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term initially ends June 30, 2002 but renews automatically for successive one-year periods until either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000, annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment.

      On July 19, 1999, the Company entered into an employment agreement with Orna Kirsh, providing for her employment as chief financial officer of the Company through July 19, 2001 at a base salary of $100,000. The agreement with Ms. Kirsh renews automatically for successive one-year periods until either party gives 14 days written notice of its intention to terminate the agreement.

Certain Relationships and Related Transactions

      There were no related transactions during 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 1999.

              AMENDMENT OF THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

      The Board of Directors has determined that it is advisable to amend the Company's 1999 Stock Option Plan to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 125,000 to 270,000 shares. 119,797 shares of Common Stock remain available for grant as of March 31, 2000.

      The purpose of the Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The availability of additional shares will enhance the Company's ability to achieve these goals.

      Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

                  The Board recommends a vote FOR this proposal

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board proposes that the stockholders ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for 2000. Arthur Andersen LLP were the Company's independent accountants for 1999. The report of Arthur Andersen LLP with respect to the Company's financial statements appears in the Company's Annual Report for the fiscal year ended December 31, 1999. A representative of Arthur Andersen LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other accountants for a subsequent year.

      The Board recommends a vote FOR this proposal.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      The Company's Annual Report for the year ended December 31, 1999 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Orna Kirsh, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2001. Such proposals should be addressed to Orna Kirsh, Chief Financial officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                       By order of the Board of Directors


                                         Assaf Ran
                                          President
Kew Gardens, New York
June 19, 2000

                                 DAG MEDIA, INC.

              This proxy is solicited by the Board of Directors for
                       the Annual Meeting on June 28, 2000

      The undersigned hereby appoints Assaf Ran and Orna Kirsh, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Dag Media, Inc. (the "Company") to be held on July 18, 2000 at 9:00 a.m., and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS---Assaf Ran, Phillip Michals, Eran Goldshmid, Orna Kirsh, Stephen A. Zelnick, Michael Jackson and Gury Barlev.
      For all nominees                                             |_|
      Withhold authority to vote for all nominees                  |_|
      For all nominees, Except nominee(s) written below.

2.    A proposed Amendment to the Company's Stock       FOR   AGAINST    ABSTAIN
      Option Plan to increase by 145,000 shares
      the maximum number of shares issuable             |_|     |_|        |_|
      thereunder

3.    Confirmation of the appointment of Arthur         FOR   AGAINST    ABSTAIN
      Andersen LLP as auditors for the fiscal year
      ending December 31, 2000                           |_|     |_|        |_|

                                  (Continued, and to be signed, on Reverse Side)

      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR each of the proposals.

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                    Dated:________________________________, 2000


                                    ____________________________________________
                                               Signature of Stockholder


                                    ____________________________________________
                                               Signature of Stockholder

                                    DATE AND SIGN EXACTLY AS NAME APPEARS
                                    HEREON, EACH JOINT TENANT MUST SIGN, WHEN
                                    SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE,
                                    ETC., GIVE FULL TITLE. IF SIGNER IS
                                    CORPORATION, SIGN IN FULL CORPORATE NAME BY
                                    AUTHORIZED OFFICER.